Exhibit 10.3

AMENDED AND RESTATED MANAGEMENT AGREEMENT

This AMENDED AND RESTATED MANAGEMENT AGREEMENT (this “Agreement”) is entered into as of December 5, 2012 by and among inVentiv Group Holdings, Inc. (formerly Papillon Holdings, Inc.), a Delaware corporation (“Group Holdings”), inVentiv Midco Holdings, Inc., a Delaware corporation (“Midco Holdings”), inVentiv Holdings, Inc., a Delaware corporation (“Holdings”), inVentiv Health, Inc., a Delaware corporation (the “Company”, and together with Group Holdings, Midco Holdings, and Holdings, the “Companies”), and Liberty Lane IH LLC, a Delaware limited liability company (the “Sponsor”).

RECITALS

WHEREAS, the Companies were formed for the purpose of engaging in a transaction in which inVentiv Acquisition, Inc. (formerly Papillon Acquisition Inc.), a Delaware corporation (“MergerCo”) was merged with and into the Company with the Company being the surviving entity of such merger (the “Merger”) pursuant to an Agreement and Plan of Merger by and among Group Holdings, MergerCo and the Company (the “Merger Agreement”);

WHEREAS, to enable MergerCo to engage in the Merger and related transactions, Sponsor provided advice, analysis and assistance with due diligence and other investigatory matters related to the Company, its subsidiaries and the industries in which they operate and other advisory services (the “Financial Advisory Services”);

WHEREAS, in connection with the Merger, Sponsor entered into a Management Agreement with the Companies dated as of August 4, 2010 (the “Original Agreement”) providing for payment in respect of the Financial Advisory Services and to provide for the provision of management, consulting and financial and other advisory services to the Companies following the Merger;

WHEREAS, Sponsor, through certain of its executives and senior staff (collectively, the “Executives”), has been providing to the Companies management, consulting, financial, and other advisory services;

WHEREAS, Indemnitees (as hereinafter defined) may have certain rights to indemnification, advancement of expenses and/or insurance provided by Sponsor (or its affiliates other than the Companies), which the Companies and Sponsor intend to be secondary to the primary obligation of the Companies to indemnify Indemnitees as provided herein, with the Companies’ acknowledgement of and agreement to the foregoing being a material condition to Indemnitees’ willingness to provide services to the Companies;

WHEREAS, the Companies desire to continue to retain Sponsor to provide certain management, consulting and financial and other advisory services to the Companies, and Sponsor is willing to continue to provide such services on the terms set forth below; and

WHEREAS, the Companies and Sponsor desire to amend and restate the Original Agreement in the form of this Agreement to recognize the appointment of Paul M. Meister as Chief Executive Officer of the Companies in January of 2011.

AGREEMENT

Now, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Services. Sponsor hereby acknowledges that Paul M. Meister has been serving as a director (Chairman) of the Companies and as the Companies’ Chief Executive Officer, and it hereby waives any rights to exclusivity that it may have with respect to the services of Paul M. Meister to the extent necessary to enable Paul M. Meister to continue during this Agreement’s Term (as hereinafter defined) to provide those services to the Companies. Sponsor hereby further agrees that, during the Term (as hereinafter defined) of this Agreement specified in Section 4 hereof, it will provide the following management, consulting, financial and other advisory services to the Companies as requested from time to time by the Board of Directors or Managers or analogous governing body, as applicable, of the Companies, or by the duly authorized of the Companies, and agreed to by Sponsor:

(a) advice in connection with the negotiation and consummation of agreements, contracts, documents and instruments necessary to provide the Companies with financing on terms and conditions satisfactory to the Companies;

(b) financial, managerial and operational advice in connection with the Companies’ day-to-day operations, including, without limitation, advice with respect to the development and implementation of strategies for improving the operating, marketing and financial performance of the Company and its subsidiaries;

(c) advice in connection with financing, acquisition, disposition, merger, combination and change of control transactions involving any of the Companies (however structured); and

(d) such other services (which may include financial and strategic planning and analysis, consulting services, human resources and executive recruitment services and other services) as Sponsor and the Companies may from time to time agree in writing.

Sponsor will cause the Executives to devote such time and efforts to the performance of services contemplated hereby as Sponsor deems reasonably necessary or appropriate; provided, however, that no minimum number of hours is or will be required to be devoted by Sponsor or any of its employees or partners on a weekly, monthly, annual or other basis. For the avoidance of doubt, the parties agree that to the extent Paul M. Meister directs or manages other Executives of the Sponsor in connection with the provision of any of the advisory services by Sponsor as requested by the Companies, Paul M. Meister is providing such direction or management in his capacity as a partner of Sponsor and not as an employee of the Companies. Sponsor will provide to the Compensation Committee of the Board of Directors of the Companies, for each fiscal year during the Term (as hereinafter defined) an annual report of its services to the Companies which report will include, among other things, the names of Sponsor’s partners and employees providing services to the Companies, a summary of the services provided by each such partner and employee and an explanation of the value provided by the Sponsor relative to the fee charged during such fiscal year. In addition, Sponsor shall promptly provide any other information regarding its services to the Companies as reasonably requested by the Company at any time.

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The Companies acknowledge that Sponsor’s services are not exclusive and that Sponsor will render similar services to other persons and entities. Sponsor and the Companies understand that the Companies may, at times, engage one or more investment bankers or financial advisers to provide services in addition to services provided by Sponsor under this Agreement. In providing services to the Companies, Sponsor will act as an independent contractor and it is expressly understood and agreed that this Agreement is not intended to create, and does not create, any partnership, agency, joint venture or similar relationship and that neither Sponsor, on the one hand, nor the Companies, on the other, has the right or ability to contract for or on behalf of each other or to effect any transaction for each other’s account.

2. Payment of Fees. After the date hereof and until the termination of this Agreement (as provided in Section 4 below), the Companies will jointly and severally pay to Sponsor (or an affiliate of Sponsor designated by it) a non-refundable periodic retainer fee (the “Periodic Fee”) in an amount per year equal to $800,000, such fee being payable in equal installments quarterly in advance on the first day of each fiscal quarter of the Company following the date hereof, the first such payment to be made on January 1, 2013.

Each payment made pursuant to this Section 2 will be paid by wire transfer of immediately available federal funds to the account specified on Schedule 1 hereto, or to such other account(s) as Sponsor may specify to the Companies in writing prior to such payment.

Notwithstanding the foregoing, payment of all or a portion of the Periodic Fee shall be deferred to the extent necessary to avoid a breach of any financial covenant under, or if such payment would otherwise be prohibited by, the Companies’ financing agreements and shall be promptly paid when payment thereof would no longer result in any breach of a financial covenant under, nor be prohibited by, such financing agreements; provided that, any such deferred Periodic Fee shall accrue interest, on such portion that is deferred for the number of days that payment is deferred, at a rate equal to the 6-month treasury rate (initially the such rate that is in effect on the first date of such deferral and adjusted on each 180th day thereafter to the rate then in effect) plus 100 basis points.

3. Executives May Remain Employees of Sponsor. Notwithstanding anything contained in this Agreement, the Executives may remain employees of Sponsor during the Term provided that services do not interfere with any employment obligations that the Executives or any of them may have to the Companies. Nothing contained in this Agreement shall limit Sponsor’s rights and obligations with respect to the Executives or limit Sponsor’s right to assign additional duties to the Executives, provided that such duties do not interfere with Sponsor’s obligations set forth in Section 1 of this Agreement or with any employment obligations that the Executives or any of them may have to the Companies.

4. Term. This Agreement will continue in full force and effect until August 4, 2020 (the “Term”). Upon expiration of the Term, this Agreement shall automatically extend for successive periods of one (1) year, unless the Companies or Sponsor provide written notice, to the Companies or Sponsor, as applicable, at least ninety (90) days prior to the end of the Term

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(or any annual extension thereof) indicating their desire not to extend the Term. Notwithstanding the foregoing, (a) the Companies may terminate this Agreement upon not less than ten (10) days’ written notice to Sponsor, (b) Sponsor may terminate this Agreement upon not less than ten (10) days’ written notice to the Companies and (c) this Agreement shall terminate upon a Change of Control (as defined in the Stockholders Agreement dated as of August 4, 2010, as amended, modified or supplemented, by and between Group Holdings, Midco Holdings, Holdings, MergerCo, the Company and the other parties thereto). In the case of any such termination in accordance with this Section 4, (x) each of Sections 5, 6 and 9 (whether in respect of or relating to services rendered during or after the Term) and (y) any and all accrued and unpaid obligations of the Companies owed under Section 2 will all survive any termination of this Agreement to the maximum extent permitted under applicable law.

5. Expenses; Indemnification.

(a) Expenses. The Companies will jointly and severally pay on demand all expenses incurred by Sponsor and those certain funds affiliated with or advised by Sponsor or its affiliates who are providing equity financing to Group Holdings to help effectuate the transactions contemplated by the Merger Agreement (such funds the “Sponsor Funds” and their investments the “Equity Investments”) (or any of them) (i) in connection with this Agreement, the transactions contemplated by the Merger Agreement or any related transactions, (ii) relating to operations of, or services provided by Sponsor to, the Companies or any of their affiliates from time to time or (iii) otherwise in any way relating to the Companies or in any way relating to, or arising out of, the Equity Investments or the ownership or sale thereof by any Sponsor Fund. Without limiting the generality of the foregoing, the Companies jointly and severally agree to pay on demand all expenses incurred by Sponsor and the Sponsor Funds (or any of them) in connection with, or relating to, (x) the preparation, negotiation and execution of this Agreement and any other agreement executed in connection with, or related to, this Agreement, the Merger Agreement, the financing of the transactions contemplated by the Merger Agreement, Equity Investments or the consummation of the transactions contemplated hereby and thereby or (y) any and all amendments, modifications, restructurings and waivers, and exercises and preservations of rights and remedies relating to any of the foregoing, and in each case will specifically include the fees and disbursements of counsel, accountants, consultants or advisors retained by Sponsor, the Sponsor Funds or their respective consultants or advisors and any out-of-pocket expenses incurred by Sponsor in connection with the provision of services to the Companies from time to time or the attendance at any meeting of the Board of Directors or Managers (or any committee thereof) of any of the Companies or any of their affiliates. In no event shall reimbursements provided under this Agreement be subject to liquidation or exchange in a manner that violates, and the reimbursements shall be made in a manner that complies with all, requirements of Treasury Regulation Section 1.409A-3(i)(l)(iv).

(b) Indemnity and Liability. The Companies hereby jointly and severally indemnify and agree to exonerate and hold each of Sponsor, each Sponsor Fund, and each of their respective partners, shareholders, members, affiliates, directors, officers, fiduciaries, managers, controlling persons, employees and agents and each of the

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partners, shareholders, members, affiliates, directors, officers, fiduciaries, managers, controlling persons, employees and agents of each of the foregoing (collectively, the “Indemnitees”), each of whom is an intended third party beneficiary of this Agreement and may specifically enforce the Companies’ obligations hereunder, free and harmless from and against any and all actions, causes of action, suits, claims, liabilities, losses, damages and costs and expenses in connection therewith, including without limitation reasonable attorneys’ fees and expenses (collectively, the “Indemnified Liabilities”), incurred by the Indemnitees or any of them as a result of, arising out of, or in any way relating to (i) this Agreement, the transactions contemplated by the Merger Agreement, any transaction to which the Companies are a party, the Equity Investments (including but not limited to service as a Sponsor designated member of the Board of Directors or Managers or analogous governing body of any of the Companies or any affiliate thereof) or the ownership or sale thereof by any Sponsor Fund or any related transactions or (ii) operations of, or services provided by Sponsor to, any of the Companies or any affiliate of any of the Companies from time to time (including but not limited to any indemnification obligations assumed or incurred by any Indemnitee to or on behalf of any of the Companies or any of their accountants or other representatives, agents or affiliates) except for any such Indemnified Liabilities arising from such Indemnitee’s willful misconduct, and if and to the extent that the foregoing undertaking may be unavailable or unenforceable for any reason, each of the Companies hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. For purposes of this Section 5(b), none of the circumstances described in the limitations contained in the immediately preceding sentence shall be deemed to apply absent a final non-appealable judgment of a court of competent jurisdiction to such effect, in which case to the extent any such limitation is so determined to apply to any Indemnitee as to any previously advanced indemnity payments made by the Companies, then such payments shall be promptly repaid by such Indemnitee to the Companies. The rights of any Indemnitee to indemnification hereunder will be in addition to any other rights any such person may have under any other agreement or instrument referenced above or any other agreement or instrument to which such Indemnitee is or becomes a party or is or otherwise becomes a beneficiary or under law or regulation. The Companies hereby agree that they are the indemnitors of first resort (i.e., their obligations to any Indemnitee under this Agreement are primary and any obligation of Sponsor (or any affiliate thereof other than the Companies) to provide advancement or indemnification for the same Indemnified Liabilities (including all interest, assessment and other charges paid or payable in connection with or in respect of such Indemnified Liabilities) incurred by Indemnitee are secondary), and if Sponsor (or any affiliate thereof other than the Companies) pays or causes to be paid, for any reason, any amounts otherwise indemnifiable hereunder or under any other indemnification agreement (whether pursuant to contract, bylaws or charter) with any Indemnitee, then (i) Sponsor (or such affiliate, as the case may be) shall be fully subrogated to all rights of Indemnitee with respect to such payment and (ii) the Companies shall reimburse Sponsor (or such other affiliate) for the payments actually made. Each of the Companies hereby unconditionally and irrevocably waives,

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relinquishes and releases (and covenants and agrees not to exercise, and to cause each affiliate of any of the Companies not to exercise), any claims or rights that any of the Companies may now have or hereafter acquire against any Indemnitee (in any capacity) that arise from or relate to the existence, payment, performance or enforcement of one of the Companies’ obligations under this Agreement or under any indemnification obligation (whether pursuant to any other contract, any organizational document or otherwise), including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Indemnitee against any Indemnitee, whether such claim, remedy or right arises in equity or under contract, statute, common law or otherwise, including any right to claim, take or receive from any Indemnitee, directly or indirectly, in cash or other property or by set-off or in any other manner, any payment or security or other credit support on account of such claim, remedy or right. None of the Indemnitees will be liable to the Companies or any of their affiliates for any act or omission suffered or taken by such Indemnitee that does not constitute willful misconduct.

6. Disclaimer and Limitation of Liability; Opportunities.

(a) Disclaimer; Standard of Care. Sponsor makes no representations or warranties, express or implied, in respect of the services to be provided by it hereunder. In no event will Sponsor or any of the Indemnitees be liable to any of the Companies or any of their affiliates for any act, alleged act, omission or alleged omission that does not constitute willful misconduct of Sponsor as determined by a final, non-appealable determination of a court of competent jurisdiction.

(b) Freedom to Pursue Opportunities. In recognition that Sponsor and its affiliates currently have, and will in the future have or will consider acquiring, investments in numerous companies with respect to which Sponsor or its affiliates may serve as an advisor, a director or in some other capacity, and in recognition that Sponsor and its affiliates have myriad duties to various investors and partners, and in anticipation that the Companies and Sponsor (or one or more affiliates, associated investment funds or portfolio companies, or clients of Sponsor) may engage in the same or similar activities or lines of business and have an interest in the same areas of corporate opportunities, and in recognition of the benefits to be derived by the Companies hereunder and in recognition of the difficulties that may confront any advisor who desires and endeavors fully to satisfy such advisor’s duties in determining the full scope of such duties in any particular situation, the provisions of this Section 6(b) are set forth to regulate, define and guide the conduct of certain affairs of the Companies as they may involve Sponsor. Except as Sponsor may otherwise agree in writing after the date of the Original Agreement:

(i) Sponsor and its affiliates will have the right: (A) to directly or indirectly engage in any business (including, without limitation, any business activities or lines of business that are the same as or similar to those pursued by, or competitive with, any of the Companies and their subsidiaries, (B) to directly or indirectly do business with any client or customer of any of the Companies and

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their subsidiaries, (C) to take any other action that Sponsor believes in good faith is necessary to or appropriate to fulfill its obligations as described in the first sentence of this Section 6(b), and (D) not to present potential transactions, matters or business opportunities to any of the Companies or any of their subsidiaries, and to pursue, directly or indirectly, any such opportunity for itself, and to direct any such opportunity to another person.

(ii) Sponsor and its officers, employees, partners, members, other clients, affiliates and other associated entities will have no duty (contractual or otherwise) to communicate or present any corporate opportunities to the Companies or any of their affiliates or to refrain from any action specified in Section 6(b)(i), and the Companies on their own behalf and on behalf of their affiliates, hereby renounce and waive any right to require Sponsor or any of its affiliates to act in a manner inconsistent with the provisions of this Section 6(b).

(iii) Neither Sponsor nor any officer, director, employee, partner, member, stockholder, affiliate or associated entity thereof will be liable to the Companies or any of their affiliates for breach of any duty (contractual or otherwise) by reason of any activities or omissions of the types referred to in this Section 6(b) or of any such person’s participation therein.

(c) Limitation of Liability. In no event will Sponsor or any of its affiliates be liable to the Companies or any of their affiliates for any indirect, special, punitive, incidental or consequential damages, including, without limitation, lost profits or savings, whether or not such damages are foreseeable, or for any third party claims (whether based in contract, tort or otherwise), relating to the services to be provided by Sponsor hereunder.

7. Assignment, etc. Except as provided below, no party hereto has the right to assign this Agreement without the prior written consent of the other parties. Notwithstanding the foregoing, (a) Sponsor may assign all or part of its rights and obligations hereunder to any affiliate of Sponsor that provides services similar to those called for by this Agreement, in which event Sponsor will be released of all of its rights and obligations hereunder and (b) the provisions hereof for the benefit of Indemnitees other than Sponsor shall also inure to the benefit of such other Indemnitees and their successors and assigns.

8. Amendments and Waivers. No amendment or waiver of any term, provision or condition of this Agreement will be effective, unless in writing and executed by each of Sponsor and the Companies. No waiver on any one occasion will extend to or effect or be construed as a waiver of any right or remedy on any future occasion. No course of dealing of any person nor any delay or omission in exercising any right or remedy will constitute an amendment of this Agreement or a waiver of any right or remedy of any party hereto.

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9. Governing Law and Arbitration.

(a) Governing Law. This Agreement and all matters arising under or related to this Agreement will be governed by and construed in accordance with the domestic substantive laws of the State of New York, without reference to its choice of law provisions.

(b) Arbitration. Any disputes arising between the parties relating to, arising out of or in any way connected with the Agreement or any term or condition hereof, or the performance by either party of its obligations hereunder, whether before or after termination of the Agreement (a “Dispute”) shall be finally resolved by binding arbitration as herein provided.

(i) General. Except as otherwise provided in this Section 9, any arbitration hereunder shall be conducted under the commercial rules of the American Arbitration Association. Each such arbitration shall be conducted in the English language by a single arbitrator appointed in accordance with such rules, provided that if either party requests the arbitration shall be conducted by a panel of three (3) arbitrators (the “Arbitration Panel”). In the case of three (3) arbitrators, each of the Companies and Sponsor shall appoint one (1) arbitrator to the Arbitration Panel and the third arbitrator shall be appointed by the two (2) arbitrators appointed by the Companies and Sponsor. The Arbitration Panel shall be convened upon delivery of the Notice of Arbitration (as herein defined). Any such arbitration shall be held in Boston, Massachusetts. The Arbitration Panel shall have the authority to grant specific performance, and to allocate between the parties the costs of arbitration in such equitable manner as it shall determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be.

(ii) Procedure.

(A) Whenever a party (the “Claimant”) shall decide to institute arbitration proceedings, it shall give written notice to that effect (the “Notice of Arbitration”) to the other party (the “Respondent”). The Notice of Arbitration shall set forth in detail the nature of the Dispute, the facts upon which the Claimant relies and the issues to be arbitrated (collectively, the “Arbitration Issues”). Within fifteen (15) days of its receipt of the Notice of Arbitration, the Respondent shall send the Claimant and the Arbitration Panel a written Response (the “Response”). The Response shall set forth in detail the facts upon which the Respondent relies. In addition, the Response shall contain all counterclaims which the Respondent may have against the Claimant which are within the Arbitration Issues, whether or not such claims have previously been identified. If the Response sets forth a counterclaim, the Claimant may, within fifteen (15) days of the receipt of the Response, deliver to the Respondent and the Arbitration Panel a rejoinder answering such counterclaim.

(B) Within fifteen (15) days after the later of (x) the expiration of the period provided in Section 9(b)(ii)(A) above for the Claimant to deliver a

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rejoinder or (y) the completion of any discovery proceedings authorized by the Arbitration Panel: (I) the Claimant shall send to the Arbitration Panel a proposed resolution of the Arbitration Issues and a proposed resolution of any counterclaims set forth in the Response, including without limitation the amount of monetary damages, if any, or other relief sought (the “Claimant’s Proposal”); and (II) the Respondent shall send to the Arbitration Panel a proposed resolution of the Arbitration Issues, a proposed resolution of any counterclaims set forth in the Response and a proposed resolution of any rejoinder submitted by the Claimant, including without limitation the amount of monetary damages, if any, or other relief sought (the “Respondent’s Proposal”). Once both the Claimant’s Proposal and the Respondent’s Proposal have been submitted, the Arbitration Panel shall deliver to each party a copy of the other party’s proposal.

(C) The Arbitration Panel shall issue an opinion with respect to any Dispute, which opinion shall explicitly accept either the Claimant’s Proposal or the Respondent’s Proposal in its entirety (the “Final Decision”). The Arbitration Panel shall not have the authority to reach a Final Decision that provides remedies or requires payments other than those set forth in the Claimant’s Proposal or the Respondent’s Proposal. The concurrence of two (2) arbitrators shall be sufficient for the entry of a Final Decision. The arbitrators shall issue a Final Decision within one (1) month from the later of (x) the last day for submission of proposals under Section 9(b)(ii)(B) above or (y) the date of the final hearing on any Dispute held by the Arbitration Panel. A Final Decision shall be binding on both parties.

10. Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior communication or agreement with respect thereto.

11. Notice. All notices, demands, and communications required or permitted under this Agreement will be in writing and will be effective if served upon such other party and such other party’s copied persons as specified below to the address set forth for it below (or to such other address as such party will have specified by notice to each other party) if (i) delivered personally, (ii) sent and received by facsimile or (iii) sent by certified or registered mail or by Federal Express, UPS or any other comparably reputable overnight courier service, postage prepaid, to the appropriate address as follows:

If to the Companies, or any of them, to them at:

c/o Thomas H. Lee Partners, L.P.
100 Federal Street
Boston, Massachusetts 02110
Attention:	Todd M. Abbrecht
Facsimile:	(617) 227-3514

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with a copy to:

Ropes & Gray LLP
800 Boylston Street
Prudential Tower
Boston, Massachusetts 02199
Attention:	David C. Chapin, Esq.
Julie H. Jones, Esq.
Facsimile:	(617) 951-7050

If to Sponsor, to it at:

c/o Liberty Lane Partners, LLC
One Liberty Lane
Hampton, NH 03842
Attention:	Paul M. Meister

Unless otherwise specified herein, such notices or other communications will be deemed effective, (a) on the date received, if personally delivered or sent by facsimile during normal business hours, (b) on the business day after being received if sent by facsimile other than during normal business hours, (c) one business day after being sent by Federal Express, UPS or other comparably reputable delivery service and (d) five business days after being sent by registered or certified mail. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

12. Severability. If in any judicial or arbitral proceedings a court or arbitrator refuses to enforce any provision of this Agreement, then such unenforceable provision will be deemed eliminated from this Agreement for the purpose of such proceedings to the extent necessary to permit the remaining provisions to be enforced. To the full extent, however, that the provisions of any applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be valid and binding agreement enforceable in accordance with its terms, and in the event that any provision hereof is found to be invalid or unenforceable, such provision will be construed by limiting it so as to be valid and enforceable to the maximum extent consistent with and possible under applicable law.

13. Counterparts. This Agreement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, each of which when so executed will be deemed to be an original and all of which together will constitute one and the same agreement.

[The remainder of this page is intentionally left blank. Signatures follow.]

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IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf as an instrument under seal as of the date first above written by its officer or representative thereunto duly authorized.

THE COMPANIES:	INVENTIV GROUP HOLDINGS, INC.

	By:	/s/ Eric Sherbet
		Name:	Eric Sherbet
		Title:	General Counsel

INVENTIV MIDCO HOLDINGS, INC.

	By:	/s/ Eric Sherbet
		Name:	Eric Sherbet
		Title:	General Counsel

INVENTIV HOLDINGS, INC.

	By:	/s/ Eric Sherbet
		Name:	Eric Sherbet
		Title:	General Counsel

INVENTIV HEALTH, INC.

	By:	/s/ Eric Sherbet
		Name:	Eric Sherbet
		Title:	General Counsel

SPONSOR:	LIBERTY LANE IH LLC

	By:	/s/ Paul M. Meister
Name:
Title:

Schedule 1 to Management Agreement

Wire Transfer Instructions for Sponsor

Bank:	Citizens Bank
ABA #:	011 500 120
Liberty Lane IH LLC
One Liberty Lane
For:	Hampton, NH 03842
Acct #:	33-11830980

Type:	MoM Performance-Based Option
Name:	Liberty Lane IH LLC
Number of Shares of Stock subject to Option:	25,369
Price Per Share:	$132.95
Date of Grant:	November 12, 2012

INVENTIV GROUP HOLDINGS, INC.

2010 EQUITY INCENTIVE PLAN FOR LIBERTY LANE

THIS STOCK OPTION AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS STOCK OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

INVENTIV GROUP HOLDINGS, INC. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR STOCK OPTION AND ITS TAX CONSEQUENCES.

NON-STATUTORY STOCK OPTION AGREEMENT

This agreement (this “Agreement”) evidences a stock option granted by inVentiv Group Holdings, Inc. (f/k/a Papillon Holdings, Inc.) (the “Company”) to Liberty Lane IH LLC (the “Optionee”) pursuant to and subject to the terms of the inVentiv Group Holdings, Inc. 2010 Equity Incentive Plan for Liberty Lane (the “Plan”), which is incorporated herein by reference.

1. Grant of Stock Option. The Company grants to the Optionee on the date of grant set forth above (the “Date of Grant”) an option (the “Stock Option”) to purchase, on the terms provided herein and in the Plan, the number of shares of Stock of the Company set forth above (the “Shares”) with an exercise price per Share as set forth above, in each case subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof.

The Stock Option evidenced by this Agreement is a non-statutory option (that is, an option that is not to be treated as a stock option described in subsection (b) of Section 422 of the Code) and is granted to the Optionee in connection with the Optionee’s Service to the Company and its qualifying subsidiaries.

2. Meaning of Certain Terms. Except as otherwise defined herein (including, for the avoidance of doubt, in the Schedules attached hereto, which are incorporated herein and are a part hereof), all capitalized terms used herein have the same meaning as in the Plan. The following terms have the following meanings:

(a)

“Cash Proceeds” means, as of any Determination Date occurring after the Closing Date, all sale proceeds, distributions and dividends received by the Investors after the Closing Date and on or before such Determination

Date in respect of the Investor Shares in cash or Marketable Securities, and excludes, for the avoidance of doubt, any management, consulting, monitoring, advisory, transaction or similar fee, if any, received by the Investors or any of their affiliates.

(b)	“Change of Control” means any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, (i) any Person (or group of Persons acting in concert) other than the Investors will have the direct or indirect power to elect a majority of the members of the Board or (ii) the Investors shall own less than 25% of the Equivalent Shares.

(c)	“Closing Date” means August 4, 2010.

(d)	“Determination Date” means as to any cash received by the Investors in respect of their Investor Shares, the date such cash is actually received, or as to any Marketable Securities actually received by the Investors in respect of their Investor Shares, the “measurement date” referred to in Schedule A attached hereto.

(e)	“Distributed Securities” means Investor Shares or any equity securities received by the Investors in substitution or exchange for such Investor Shares, in each case only to the extent distributed in kind in a distribution by an Investor to its limited partners or members, as applicable.

(f)	“Equivalent Shares” means, at any date of determination, (i) as to any outstanding shares of Stock, such number of shares of Stock and (ii) as to any outstanding options, warrants, or convertible securities, the maximum number of shares of Stock for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

(g)	“Investment” means the total amount of cash invested by the Investors in exchange for the Investor Shares prior to the applicable Determination Date, which as of the date hereof equals $473,548,303.53.

(h)	“Investor Shares” means all shares of the Company’s Stock issued to the Investors prior to the applicable Determination Date, and shall include any stock, securities or other property or interests received by the Investors in respect of such shares in connection with any stock dividend or other similar distribution, stock split or combination of shares, recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, repurchase, merger, exchange of stock or other transaction that affects the Company’s Stock occurring after the date of issuance.

(i)	“Investors” means Thomas H. Lee Partners, L.P. and its related investment funds that hold shares of the Company’s Stock.

(j)	“Marketable Securities” means (i) Distributed Securities, and (ii) any equity securities (other than Distributed Securities) received by the Investors in respect of either Stock constituting Investor Shares or any equity securities previously received by the Investors in substitution or exchange for such Stock (but excluding, for the avoidance of doubt, Stock or any equity security issued by the Company in substitution or exchange for such Stock), in any such case that are traded on a national securities exchange and (1) are not subject to a contractual lock up or similar agreement restricting transferability, (2) may be distributed or resold without volume limitation or other restrictions on transfer under Rule 144 under the Securities Act of 1933, as amended (or any successor provision thereof), including without application of paragraphs (c), (e), (f) and (h) of such Rule 144, and (3) are not subject to any other prohibitions or material restrictions on transfer under applicable securities laws (including, for example, Investors’ possession of material nonpublic information which, if used in purchasing or selling such equity securities, would result in a violation of Rule 10b-5 promulgated under the Securities Exchange Act of 1934).

(k)	“Trading Day” means each business day on which the Trading Price of the Marketable Securities is reported by the principal national securities exchange on which such Marketable Securities are listed or admitted to trade.

(l)	“Trading Price” means, in respect of each Trading Day, the closing price on such day of a share of Marketable Securities as reported on the principal national securities exchange on which shares of Marketable Securities are then listed or admitted to trade.

3. Vesting; Method of Exercise; Treatment of the Stock Option Upon Cessation of Service.

(a)	Generally. As used herein with respect to the Stock Option or any portion thereof, the term “vest” means to become exercisable and the term “vested” as applied to any portion of the Stock Option means that such portion is then exercisable, subject in each case to the terms of the Plan. Unless earlier terminated, relinquished or expired, the Stock Option will vest in accordance with the terms of Schedule A attached hereto.

(b)

Exercise of the Stock Option. No portion of the Stock Option may be exercised until such portion vests. Each election to exercise any vested portion of the Stock Option will be subject to the terms and conditions of the Plan and shall be in writing, subject to any restrictions provided under the Plan and the Stockholders Agreement and to such additional administrative rules as the Administrator may reasonably prescribe. Each such written exercise election must be received by the Company at its principal office or by such other party as the Administrator may reasonably prescribe and be accompanied by payment in full as provided in the Plan. The exercise price may be paid (i) by cash or check acceptable to the Administrator, (ii) at the election of the Optionee, by the Administrator’s holding back shares otherwise deliverable upon exercise having a fair market value, as determined by the Administrator, equal to the aggregate exercise price for the portion of the Stock Option being exercised, (iii) by such other means, if any, as may be acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The Company will be under no obligation to deliver shares hereunder unless and until it is satisfied that the person exercising the Stock Option has been authorized to do so by the Optionee and the exercise is in compliance with applicable securities laws and the terms of the Stockholders Agreement. The latest date on which the Stock Option or any portion thereof may be exercised will be the 10th anniversary of the Date of Grant (the “Final Exercise Date”) and if not exercised by such date, or earlier forfeited or otherwise terminated, the Stock Option or any remaining portion thereof will thereupon immediately terminate.

(c)	Treatment of the Stock Option Upon Cessation of Service. If the Optionee’s Service ceases, the Stock Option to the extent not already vested shall, to the extent eligible for continued vesting pursuant to paragraphs 1 and 2 of Schedule A attached hereto, be eligible for such continued vesting under Schedule A attached hereto (or, if not eligible, be immediately forfeited), and any vested portion of the Stock Option that is then outstanding will be treated as follows. The Stock Option, to the extent vested immediately prior to the cessation of the Optionee’s Service, will remain outstanding and exercisable until the earlier of (i) the date that is nine (9) months following the termination of the Optionee’s Service, and (ii) the Final Exercise Date, and then, except to the extent previously exercised, will thereupon immediately terminate.

4. Share Restrictions, Etc. Not later than upon the execution of this Agreement and as a condition to the effectiveness of this Stock Option, the Optionee shall execute and deliver a counterpart signature page to, and become a party to, the Stockholders Agreement as a “Manager” thereunder. The Optionee’s rights hereunder (including with respect to shares received upon exercise) are subject to the additional restrictions and other provisions contained in the Stockholders Agreement.

5. Legends, Etc. Shares issued upon exercise of the Stock Option or otherwise delivered in satisfaction of the Stock Option will bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

6. Transfer of Stock Option. The Stock Option may not be transferred except as expressly permitted under Section 6(a)(3) of the Plan.

7. Withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued shares upon exercise, are subject to the Optionee’s promptly paying, or in respect of any later requirement of withholding being liable promptly to pay at such time as such withholdings are due, to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld, if any. No shares will be transferred pursuant to the exercise of the Stock Option unless and until the person exercising the Stock Option has remitted to the Company an amount in cash sufficient to satisfy any federal, state, or local requirements with respect to tax withholdings then due and has committed (and by exercising the Stock Option the Optionee shall be deemed to have committed) to pay in cash all tax withholdings required at any later time in respect of the transfer of such shares, or has made other arrangements satisfactory to the Administrator with respect to such taxes. The Optionee also authorizes the Company and its subsidiaries to withhold such amounts from any amounts otherwise owed to the Optionee, but nothing in this sentence shall be construed as relieving the Optionee of any liability for satisfying its obligations under the preceding provisions of this Section.

8. Effect on Service. Neither the grant of the Stock Option, nor the issuance of shares upon exercise of the Stock Option, will give the Optionee any right to continued Service with the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to terminate the Management Agreement at any time, or affect any right of such Optionee to terminate the Management Agreement at any time.

9. Governing Law. This Agreement and all claims or disputes arising out of or based upon this Agreement or relating to the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of the Stock Option, the Optionee agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and to be subject to the terms of the Plan. For the avoidance of doubt, the provisions of this Agreement and the Plan shall apply to the Stock Option, including without limitation the vesting (if any) of the Stock Option, notwithstanding any provision relating to the vesting or other treatment of equity-based awards of the Company or its Affiliates contained in any other agreement between the Optionee and the Company or any Affiliate. The Optionee further acknowledges and agrees that (i) the signature to this Agreement on behalf of the Company is an electronic signature that will be treated as an original signature for all purposes hereunder and (ii) such electronic signature will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Optionee.

[The remainder of this page intentionally left blank]

Executed as of the 5th day of December, 2012.

Company:	INVENTIV GROUP HOLDINGS, INC.

	By:	/s/ Eric M. Sherbet
	Name:	Eric M. Sherbet
	Title:	General Counsel

[Signature Page to Non-Statutory MoM Performance-Based Option Agreement]

Optionee:	LIBERTY LANE IH LLC

	By:	/s/ Paul M. Meister
Name:
Title:

[Signature Page to Non-Statutory MoM Performance-Based Option Agreement]

Schedule A

Vesting Schedule

Unless earlier terminated or forfeited, the Stock Option will vest, if at all, in accordance with the provisions of this Schedule A:

1. The Stock Option will vest as to 100% of the Shares subject to the Stock Option upon the realization by the Investors of Cash Proceeds in respect of the Investor Shares of 5x or greater of the Investment. No realization by the Investors of Cash Proceeds in respect of the Investor Shares that on a cumulative basis amount to less than 5x of the Investment shall result in any vesting of the Stock Option pursuant to this paragraph 1, but prior realizations shall be taken into account in determining whether and if so to what extent any later realization by the Investors of Cash Proceeds in respect of the Investor Shares (occurring prior to the forfeiture or termination of the Stock Option) results in vesting pursuant to the immediately preceding sentence. Vesting shall be determined on each Determination Date. Notwithstanding the foregoing, except as provided in paragraph 2 of this Schedule A, the Stock Option shall not vest on any vesting date unless the Optionee has remained in continuous Service from the Date of Grant until such vesting date.

2. On the Trigger Date (defined herein), the unvested portion of the Stock Option will remain outstanding and eligible to vest in accordance with paragraph 1 above of this Schedule A until the earlier of (1) the fifth (5th) anniversary of the Trigger Date or (2) the Final Exercise Date. The “Trigger Date” is the first date upon which all of the following have occurred: (i) each of Todd Abbrecht, Tony DiNovi and Scott Sperling ceases to be Managing Directors of Thomas H. Lee Partners, L.P. (“THL”); and thereafter (ii) the Optionee’s Service ceases.

3. For purposes of this Agreement, (A) the value of “Marketable Securities” shall be tested on (i) the date of initial receipt of Marketable Securities by the Investors (or, in the case of equity securities received by the Investors in respect of Investor Shares that do not constitute Marketable Securities on the initial date of receipt, the date, if any, on which such equity securities received by the Investors first constitute Marketable Securities) (ii) in the case of Distributed Securities, the date of the distribution by the Investor to its limited partners or members, as applicable, and (iii) in respect of all Marketable Securities other than Distributed Securities, the last day of each calendar quarter beginning with the calendar quarter within which the initial receipt of such Marketable Securities to be tested occurred (or the date, if any, on which securities to be tested first constitute Marketable Securities, as applicable) so long as such Marketable Securities constituted Marketable Securities on at least a majority of the days during such calendar quarter, and in the case of each of clauses (A)(i), (A)(ii) and (A)(iii) above only to the extent (x) such measurement date occurs while the Stock Option remains outstanding and eligible to vest in accordance with paragraphs 1 and 2 of this Schedule A and (y) with respect to a measurement date on which the value of the Marketable Securities is determined pursuant to clause (B)(iii) below, there exists a Trading Price in respect of such Marketable Securities for each of the thirty (30) consecutive Trading Days immediately preceding such measurement date (each of the foregoing testing dates, a “measurement date”), and (B) the value of Marketable Securities for purposes of each measurement date hereunder shall be equal to (i) in the case of Marketable Securities received in a Change of Control and that constitute Marketable Securities on the date of receipt, the value attributed to such securities in the Change of Control, (ii) in the case of Marketable Securities that constitute Marketable Securities as a result of their being Distributed Securities, the value attributed to such securities by the Investors for purposes of making such distribution, and (iii) in all other circumstances the average of the Trading Price of such Marketable Securities over each of the thirty (30) consecutive Trading Days immediately preceding (and including) the applicable measurement date; provided, however, that the Administrator, after consultation with the Chief Executive Officer, shall be entitled to make equitable adjustments to the valuation methodology described in clause (B)(iii) above in respect of a particular measurement date in the event of an extraordinary transaction occurring during the thirty (30) Trading Day period ending on such measurement date. Notwithstanding anything else in this paragraph 3, in no event shall the Stock Option remain outstanding beyond the Final Exercise Date.

4. In the event (i) any equity securities received by the Investors in respect of the Investor Shares are excluded from the definition of Marketable Securities when received (and at the time of a Change of Control if such equity securities are received prior to a Change of Control) as a result of the definition of Marketable Securities, (ii) a Change of Control occurs, and (iii) the Stock Option does not fully vest in connection with the Change of Control immediately following which the Investors will continue to hold the equity securities that do not then constitute Marketable Securities, the Administrator will provide, in connection with such Change of Control, for such adjustments with respect to the Stock Option as the Administrator, after consultation with the Company’s Chief Executive Officer, deems fair and equitable, which adjustments shall be limited to providing for substitute equity awards, a “cash out” payment or a combination thereof, in each case subject to vesting conditions and other restrictions that are substantially the same as (or no less favorable to the Optionee than) those contained in the Stock Option.

5. All determinations regarding the amount of Cash Proceeds received by the Investors in respect of the Investor Shares and whether (or to what extent) this Stock Option has vested as a result thereof shall be made in good faith by the Board or by a committee designated by the Board, which determination shall be final and binding.

Type:	MoM Performance-Based Option
Name:	Liberty Lane IH LLC
Number of Shares of Stock subject to Option:	54,104
Price Per Share:	$132.95
Date of Grant:	November 12, 2012

INVENTIV GROUP HOLDINGS, INC.

2010 EQUITY INCENTIVE PLAN FOR LIBERTY LANE

THIS STOCK OPTION AND ANY SECURITIES ISSUED UPON EXERCISE OF THIS STOCK OPTION ARE SUBJECT TO RESTRICTIONS ON VOTING AND TRANSFER AND REQUIREMENTS OF SALE AND OTHER PROVISIONS AS SET FORTH IN THE STOCKHOLDERS AGREEMENT.

INVENTIV GROUP HOLDINGS, INC. STRONGLY ENCOURAGES YOU TO SEEK THE ADVICE OF YOUR OWN LEGAL AND FINANCIAL ADVISORS WITH RESPECT TO YOUR STOCK OPTION AND ITS TAX CONSEQUENCES.

NON-STATUTORY STOCK OPTION AGREEMENT

This agreement (this “Agreement”) evidences a stock option granted by inVentiv Group Holdings, Inc. (f/k/a Papillon Holdings, Inc.) (the “Company”) to Liberty Lane IH LLC (the “Optionee”) pursuant to and subject to the terms of the inVentiv Group Holdings, Inc. 2010 Equity Incentive Plan for Liberty Lane (the “Plan”), which is incorporated herein by reference.

1. Grant of Stock Option. The Company grants to the Optionee on the date of grant set forth above (the “Date of Grant”) an option (the “Stock Option”) to purchase, on the terms provided herein and in the Plan, the number of shares of Stock of the Company set forth above (the “Shares”) with an exercise price per Share as set forth above, in each case subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof.

The Stock Option evidenced by this Agreement is a non-statutory option (that is, an option that is not to be treated as a stock option described in subsection (b) of Section 422 of the Code) and is granted to the Optionee in connection with the Optionee’s Service to the Company and its qualifying subsidiaries.

2. Meaning of Certain Terms. Except as otherwise defined herein (including, for the avoidance of doubt, in the Schedules attached hereto, which are incorporated herein and are a part hereof), all capitalized terms used herein have the same meaning as in the Plan. The following terms have the following meanings:

(a)

“Cash Proceeds” means, as of any Determination Date occurring after the Closing Date, all sale proceeds, distributions and dividends received by the Investors after the Closing Date and on or before such Determination

Date in respect of the Investor Shares in cash or Marketable Securities, and excludes, for the avoidance of doubt, any management, consulting, monitoring, advisory, transaction or similar fee, if any, received by the Investors or any of their affiliates.

(b)	“Change of Control” means any change in the ownership of the capital stock of the Company if, immediately after giving effect thereto, (i) any Person (or group of Persons acting in concert) other than the Investors will have the direct or indirect power to elect a majority of the members of the Board or (ii) the Investors shall own less than 25% of the Equivalent Shares.

(c)	“Closing Date” means August 4, 2010.

(d)	“Determination Date” means as to any cash received by the Investors in respect of their Investor Shares, the date such cash is actually received, or as to any Marketable Securities actually received by the Investors in respect of their Investor Shares, the “measurement date” referred to in Schedule A attached hereto.

(e)	“Distributed Securities” means Investor Shares or any equity securities received by the Investors in substitution or exchange for such Investor Shares, in each case only to the extent distributed in kind in a distribution by an Investor to its limited partners or members, as applicable.

(f)	“Equivalent Shares” means, at any date of determination, (i) as to any outstanding shares of Stock, such number of shares of Stock and (ii) as to any outstanding options, warrants, or convertible securities, the maximum number of shares of Stock for which or into which such options, warrants or convertible securities may at the time be exercised, converted or exchanged (or which will become exercisable, convertible or exchangeable on or prior to, or by reason of, the transaction or circumstance in connection with which the number of Equivalent Shares is to be determined).

(g)	“Investment” means the total amount of cash invested by the Investors in exchange for the Investor Shares prior to the applicable Determination Date, which as of the date hereof equals $473,548,303.53.

(h)	“Investor Shares” means all shares of the Company’s Stock issued to the Investors prior to the applicable Determination Date, and shall include any stock, securities or other property or interests received by the Investors in respect of such shares in connection with any stock dividend or other similar distribution, stock split or combination of shares, recapitalization, conversion, reorganization, consolidation, split-up, spin-off, combination, repurchase, merger, exchange of stock or other transaction that affects the Company’s Stock occurring after the date of issuance.

(i)	“Investors” means Thomas H. Lee Partners, L.P. and its related investment funds that hold shares of the Company’s Stock.

(j)	“Marketable Securities” means (i) Distributed Securities, and (ii) any equity securities (other than Distributed Securities) received by the Investors in respect of either Stock constituting Investor Shares or any equity securities previously received by the Investors in substitution or exchange for such Stock (but excluding, for the avoidance of doubt, Stock or any equity security issued by the Company in substitution or exchange for such Stock), in any such case that are traded on a national securities exchange and (1) are not subject to a contractual lock up or similar agreement restricting transferability, (2) may be distributed or resold without volume limitation or other restrictions on transfer under Rule 144 under the Securities Act of 1933, as amended (or any successor provision thereof), including without application of paragraphs (c), (e), (f) and (h) of such Rule 144, and (3) are not subject to any other prohibitions or material restrictions on transfer under applicable securities laws (including, for example, Investors’ possession of material nonpublic information which, if used in purchasing or selling such equity securities, would result in a violation of Rule 10b-5 promulgated under the Securities Exchange Act of 1934).

(k)	“Trading Day” means each business day on which the Trading Price of the Marketable Securities is reported by the principal national securities exchange on which such Marketable Securities are listed or admitted to trade.

(l)	“Trading Price” means, in respect of each Trading Day, the closing price on such day of a share of Marketable Securities as reported on the principal national securities exchange on which shares of Marketable Securities are then listed or admitted to trade.

3. Vesting; Method of Exercise; Treatment of the Stock Option Upon Cessation of Service.

(a)	Generally. As used herein with respect to the Stock Option or any portion thereof, the term “vest” means to become exercisable and the term “vested” as applied to any portion of the Stock Option means that such portion is then exercisable, subject in each case to the terms of the Plan. Unless earlier terminated, relinquished or expired, the Stock Option will vest in accordance with the terms of Schedule A attached hereto.

(b)

Exercise of the Stock Option. No portion of the Stock Option may be exercised until such portion vests. Each election to exercise any vested portion of the Stock Option will be subject to the terms and conditions of the Plan and shall be in writing, subject to any restrictions provided under the Plan and the Stockholders Agreement and to such additional administrative rules as the Administrator may reasonably prescribe. Each such written exercise election must be received by the Company at its principal office or by such other party as the Administrator may reasonably prescribe and be accompanied by payment in full as provided in the Plan. The exercise price may be paid (i) by cash or check acceptable to the Administrator, (ii) at the election of the Optionee, by the Administrator’s holding back shares otherwise deliverable upon exercise having a fair market value, as determined by the Administrator, equal to the aggregate exercise price for the portion of the Stock Option being exercised, (iii) by such other means, if any, as may be acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment. The Company will be under no obligation to deliver shares hereunder unless and until it is satisfied that the person exercising the Stock Option has been authorized to do so by the Optionee and the exercise is in compliance with applicable securities laws and the terms of the Stockholders Agreement. The latest date on which the Stock Option or any portion thereof may be exercised will be the 10th anniversary of the Date of Grant (the “Final Exercise Date”) and if not exercised by such date, or earlier forfeited or otherwise terminated, the Stock Option or any remaining portion thereof will thereupon immediately terminate.

(c)	Treatment of the Stock Option Upon Cessation of Service. If the Optionee’s Service ceases, the Stock Option to the extent not already vested shall, to the extent eligible for continued vesting pursuant to paragraphs 1 and 2 of Schedule A attached hereto, be eligible for such continued vesting under Schedule A attached hereto (or, if not eligible, be immediately forfeited), and any vested portion of the Stock Option that is then outstanding will be treated as follows. The Stock Option, to the extent vested immediately prior to the cessation of the Optionee’s Service, will remain outstanding and exercisable until the earlier of (i) the date that is nine (9) months following the termination of the Optionee’s Service, and (ii) the Final Exercise Date, and then, except to the extent previously exercised, will thereupon immediately terminate.

4. Share Restrictions, Etc. Not later than upon the execution of this Agreement and as a condition to the effectiveness of this Stock Option, the Optionee shall execute and deliver a counterpart signature page to, and become a party to, the Stockholders Agreement as a “Manager” thereunder. The Optionee’s rights hereunder (including with respect to shares received upon exercise) are subject to the additional restrictions and other provisions contained in the Stockholders Agreement.

5. Legends, Etc. Shares issued upon exercise of the Stock Option or otherwise delivered in satisfaction of the Stock Option will bear such legends as may be required or provided for under the terms of the Stockholders Agreement.

6. Transfer of Stock Option. The Stock Option may not be transferred except as expressly permitted under Section 6(a)(3) of the Plan.

7. Withholding. The Optionee expressly acknowledges and agrees that the Optionee’s rights hereunder, including the right to be issued shares upon exercise, are subject to the Optionee’s promptly paying, or in respect of any later requirement of withholding being liable promptly to pay at such time as such withholdings are due, to the Company in cash (or by such other means as may be acceptable to the Administrator in its discretion) all taxes required to be withheld, if any. No shares will be transferred pursuant to the exercise of the Stock Option unless and until the person exercising the Stock Option has remitted to the Company an amount in cash sufficient to satisfy any federal, state, or local requirements with respect to tax withholdings then due and has committed (and by exercising the Stock Option the Optionee shall be deemed to have committed) to pay in cash all tax withholdings required at any later time in respect of the transfer of such shares, or has made other arrangements satisfactory to the Administrator with respect to such taxes. The Optionee also authorizes the Company and its subsidiaries to withhold such amounts from any amounts otherwise owed to the Optionee, but nothing in this sentence shall be construed as relieving the Optionee of any liability for satisfying its obligations under the preceding provisions of this Section.

8. Effect on Service. Neither the grant of the Stock Option, nor the issuance of shares upon exercise of the Stock Option, will give the Optionee any right to continued Service with the Company or any of its Affiliates, affect the right of the Company or any of its Affiliates to terminate the Management Agreement at any time, or affect any right of such Optionee to terminate the Management Agreement at any time.

9. Governing Law. This Agreement and all claims or disputes arising out of or based upon this Agreement or relating to the subject matter hereof will be governed by and construed in accordance with the domestic substantive laws of the State of Delaware without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

By acceptance of the Stock Option, the Optionee agrees hereby to become a party to, and be bound by the terms of, the Stockholders Agreement and to be subject to the terms of the Plan. For the avoidance of doubt, the provisions of this Agreement and the Plan shall apply to the Stock Option, including without limitation the vesting (if any) of the Stock Option, notwithstanding any provision relating to the vesting or other treatment of equity-based awards of the Company or its Affiliates contained in any other agreement between the Optionee and the Company or any Affiliate. The Optionee further acknowledges and agrees that (i) the signature to this Agreement on behalf of the Company is an electronic signature that will be treated as an original signature for all purposes hereunder and (ii) such electronic signature will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Optionee.

[The remainder of this page intentionally left blank]

Executed as of the 5th day of December, 2012.

Company:	INVENTIV GROUP HOLDINGS, INC.

	By:	/s/ Eric M. Sherbet
	Name:	Eric M. Sherbet
	Title:	General Counsel

[Signature Page to Non-Statutory MoM Performance-Based Option Agreement]

Optionee:	LIBERTY LANE IH LLC

	By:	/s/ Paul M. Meister
Name:
Title:

[Signature Page to Non-Statutory MoM Performance-Based Option Agreement]

Schedule A

Vesting Schedule

Unless earlier terminated or forfeited, the Stock Option will vest, if at all, in accordance with the provisions of this Schedule A:

1. The Stock Option will vest as to the excess, if any, of the specified percentage of Shares (determined on a straight-line basis between zero percent (0%) and one hundred percent (100%)) over the percentage of Shares previously vested, upon the realization by the Investors of Cash Proceeds in respect of the Investor Shares of between 2 1⁄4x (with such specified percentage being zero percent (0%) of the Shares subject to the Stock Option vesting at 2 1⁄4x or less) and 3 1⁄4x (with such specified percentage being one hundred percent (100%) of the Shares subject to the Stock Option vesting at 3 1⁄4x or more) of the Investment. No realization by the Investors of Cash Proceeds in respect of the Investor Shares that on a cumulative basis amount to 2 1⁄4x or less of the Investment shall result in any vesting of the Stock Option pursuant to this paragraph 1, but prior realizations shall be taken into account in determining whether and if so to what extent any later realization by the Investors of Cash Proceeds in respect of the Investor Shares (occurring prior to the forfeiture or termination of the Stock Option) results in vesting pursuant to the immediately preceding sentence. The vesting percentage shall be determined on each Determination Date. Notwithstanding the foregoing, except as provided in paragraph 2 of this Schedule A, the Stock Option shall not vest on any vesting date unless the Optionee has remained in continuous Service from the Date of Grant until such vesting date.

2. On the Trigger Date (defined herein), the unvested portion of the Stock Option will remain outstanding and eligible to vest in accordance with paragraph 1 above of this Schedule A until the earlier of (1) the fifth (5th) anniversary of the Trigger Date or (2) the Final Exercise Date. The “Trigger Date” is the first date upon which all of the following have occurred: (i) each of Todd Abbrecht, Tony DiNovi and Scott Sperling ceases to be Managing Directors of Thomas H. Lee Partners, L.P. (“THL”); and thereafter (ii) the Optionee’s Service ceases.

3. For purposes of this Agreement, (A) the value of “Marketable Securities” shall be tested on (i) the date of initial receipt of Marketable Securities by the Investors (or, in the case of equity securities received by the Investors in respect of Investor Shares that do not constitute Marketable Securities on the initial date of receipt, the date, if any, on which such equity securities received by the Investors first constitute Marketable Securities) (ii) in the case of Distributed Securities, the date of the distribution by the Investor to its limited partners or members, as applicable, and (iii) in respect of all Marketable Securities other than Distributed Securities, the last day of each calendar quarter beginning with the calendar quarter within which the initial receipt of such Marketable Securities to be tested occurred (or the date, if any, on which securities to be tested first constitute Marketable Securities, as applicable) so long as such Marketable Securities constituted Marketable Securities on at least a majority of the days during such calendar quarter, and in the case of each of clauses (A)(i), (A)(ii) and (A)(iii) above only to the extent (x) such measurement date occurs while the Stock Option remains outstanding and eligible to vest in accordance with paragraphs 1 and 2 of this Schedule A and (y) with respect to a measurement date on which the value of the Marketable Securities is determined pursuant to clause (B)(iii) below, there exists a Trading Price in respect of such Marketable Securities for each of the thirty (30) consecutive Trading Days immediately preceding such measurement date (each of the foregoing testing dates, a “measurement date”), and (B) the value of Marketable Securities for purposes of each measurement date hereunder shall be equal to (i) in the case of Marketable Securities received in a Change of Control and that constitute Marketable Securities on the date of receipt, the value attributed to such securities in the Change of Control, (ii) in the case of Marketable Securities that constitute Marketable Securities as a result of their being Distributed Securities, the value attributed to such securities by the Investors for purposes of making such distribution, and (iii) in all other circumstances the average of the Trading Price of such Marketable Securities over each of the thirty (30) consecutive Trading Days immediately preceding (and including) the applicable measurement date; provided, however, that the Administrator, after consultation with the Chief Executive Officer, shall be entitled to make equitable adjustments to the valuation methodology described in clause (B)(iii) above in respect of a particular measurement date in the event of an extraordinary transaction occurring during the thirty (30) Trading Day period ending on such measurement date. Notwithstanding anything else in this paragraph 3, in no event shall the Stock Option remain outstanding beyond the Final Exercise Date.

4. In the event (i) any equity securities received by the Investors in respect of the Investor Shares are excluded from the definition of Marketable Securities when received (and at the time of a Change of Control if such equity securities are received prior to a Change of Control) as a result of the definition of Marketable Securities, (ii) a Change of Control occurs, and (iii) the Stock Option does not fully vest in connection with the Change of Control immediately following which the Investors will continue to hold the equity securities that do not then constitute Marketable Securities, the Administrator will provide, in connection with such Change of Control, for such adjustments with respect to the Stock Option as the Administrator, after consultation with the Company’s Chief Executive Officer, deems fair and equitable, which adjustments shall be limited to providing for substitute equity awards, a “cash out” payment or a combination thereof, in each case subject to vesting conditions and other restrictions that are substantially the same as (or no less favorable to the Optionee than) those contained in the Stock Option.

5. All determinations regarding the amount of Cash Proceeds received by the Investors in respect of the Investor Shares and whether (or to what extent) this Stock Option has vested as a result thereof shall be made in good faith by the Board or by a committee designated by the Board, which determination shall be final and binding.